EXHIBIT 10.28

                        AMENDMENT TO UNIT PURCHASE OPTION

         This AMENDMENT (the "Amendment") to the Unit Purchase Option dated as of July 20, 2001 (the "Option" and collectively with other outstanding options of like tenor and effect and issued in connection with the issuance of the Option, the "Options") between Commonwealth Associates (the "Holder") and Notify Technology Corporation, a California corporation (the "Company"), is made and entered into as of September 12, 2006. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Option.

                                    RECITALS

                  A. The Option is exercisable for the Units, which Units consist of the Preferred Shares and the Warrants (all as defined in the Option).

                  B. The Company has been required to record certain accounting charges as a result of certain provisions of other currently outstanding warrants to acquire shares of the Company's capital stock, which warrants are in a form substantially similar to the Warrants.

                  C. In order to minimize similar accounting charges that may occur when, if, and to the extent any Warrants are issued upon exercise of the Options, the Company has requested that the Holder agree to amend the form of Warrant attached as Appendix A to the Option in order to modify the provisions resulting in the requirement that the Company recognize such accounting charges.

                  D. The Holder believes that the Amendment is in the best interests of the Company, the Holder, and other holders of the Company's outstanding securities and therefore has agreed to amend the form of Warrant attached as Appendix A to the Option as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

         1. Amendment to Section 10 of Warrants. Section 10 of the Warrant attached as Appendix A to the Option is hereby amended to add the following as a new Section 10(c):

         "(c)     Notwithstanding any contrary provision of this Warrant or this
         Section 10, the maximum number of additional Warrant Shares subject to issuance as a result of penalties upon one or more defaults described in this Section 10 shall equal that number of additional Warrant Shares determined if the Company remained, with respect to its first default, in such default for five consecutive thirty (30) day periods. For purposes of calculating such aggregate maximum, the Warrants shall be aggregated with the outstanding Commitment Warrant to Purchase 118,151 shares of Common Stock issued on May 16, 2001 to ComVest Venture Partners, L.P. and the outstanding warrants to acquire shares of the Company's Common Stock issued to purchasers of the Company's Series A Preferred Stock in July 2001, all of which warrants contain comparable provisions to this Section 10 and all of which shall be deemed one warrant for purposes of any calculation pursuant hereto."

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         2.       Continuing Agreement. Except as specifically amended hereby, all of the terms of the Option and the form of Warrant attached as Appendix A to the Option shall remain and continue in full force and effect and are hereby confirmed in all respects.

         3. Authority; Severability. The Company and the Holder each warrants that the person(s) signing below is/are authorized to sign this Amendment on its behalf and to bind it to the terms of this Amendment. Should any provision of this Amendment be held by a court of competent jurisdiction to be invalid or illegal, such invalidity or illegality shall not invalidate the whole of this Amendment, but rather the Amendment shall be construed as if it did not contain the invalid or illegal part, and the rights and obligations of the parties shall be construed and enforced accordingly.

         4. Counterparts. This Amendment may be executed in counterparts and the signature pages may be combined to create a document binding on all of the parties hereto.

         5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California, without regard to the choice of law provisions thereof.

                  (Remainder of Page Intentionally Left Blank)

                                      -2-
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         IN WITNESS WHEREOF, the Company and the undersigned have caused their duly authorized representatives to execute this Amendment to Unit Purchase Option as of the date first written above.

"COMPANY"                             NOTIFY TECHNOLOGY CORPORATION
                                      a California corporation


                                      By:    /s/ Paul F. DePond
                                             -----------------------------------
                                             Paul F. DePond
                                             President & Chief Executive Officer

"HOLDER"                              COMMONWEALTH ASSOCIATES, L.P.


                                      By:    /s/ Robert A. O'Sullivan
                                             -----------------------------------
                                      Name:  Robert A. O'Sullivan
                                      Title: CEO & President

                (Signature page to Notify Technology Corporation
                       Amendment to Unit Purchase Option)